UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2016

POZEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31719	62-1657552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Raleigh Road, Suite 400
Chapel Hill, North Carolina	27517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 913-1030

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on June 8, 2015, POZEN Inc., a Delaware corporation (“Pozen”) entered into an Agreement and Plan of Merger and Arrangement (the “Original Merger Agreement”) by and among Pozen, Tribute Pharmaceuticals Canada Inc., a corporation organized under the laws of the Province of Ontario (“Tribute”), Aguono Limited, (which was renamed Aralez Pharmaceuticals Limited and subsequently renamed Aralez Pharmaceuticals plc in connection with its re-registration as a public limited company under the laws of Ireland (“Aralez Ireland”)), Trafwell Limited (which was renamed Aralez Pharmaceuticals Holdings Limited), a private limited company incorporated in Ireland (“Holdings”), ARLZ US Acquisition Corp., a Delaware corporation, and ARLZ CA Acquisition Corp., a corporation incorporated under the laws of the Province of Ontario (“Can Merger Sub”), which was amended by Amendment No. 1 to Agreement and Plan of Merger and Arrangement, dated as of August 19, 2015 (“Amendment No. 1 to the Original Merger Agreement”), by and among Aralez Ireland, Pozen, Tribute, Holdings, ARLZ US Acquisition Corp., ARLZ US Acquisition II Corp., a Delaware corporation (“US Merger Sub”) and Can Merger Sub, and was further amended by Amendment No. 2 to Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015 (“Amendment No. 2 to the Original Merger Agreement” and, together with the Original Merger Agreement and Amendment No. 1 to the original merger agreement, the “Merger Agreement”), by and among Aralez Pharmaceuticals Inc., company formed under the laws of the Province of British Columbia, Canada (“Aralez”), Aralez Ireland, Pozen, Tribute, Holdings, US Merger Sub and Can Merger Sub, whereby, among other things, Aralez was added as a party in place of Aralez Ireland, which was removed as a party to the Merger Agreement.

On February 5, 2016, pursuant to the Merger Agreement, (1) Can Merger Sub and Tribute amalgamated by way of a court approved plan of arrangement under Canadian law (the “Arrangement”), resulting in Tribute and Can Merger Sub continuing as one corporation (“Amalco”) and (2) US Merger Sub merged with and into Pozen, with Pozen as the surviving corporation in the merger (the “Merger” and, together with the Arrangement, the “Transactions”).  Following consummation of the Transactions, each of  Pozen and Amalco became indirect wholly owned subsidiaries of Aralez.

Pursuant to the Arrangement, Tribute shareholders received 0.1455 common shares of Aralez, no par value per share (the “Aralez Shares”) in exchange for each Tribute common share, no par value per share (the “Tribute Shares”) held by such shareholders.  At the effective time of the Merger, each share of Pozen common stock, $0.001 par value per share (the “Pozen Common Stock”) was cancelled and automatically converted into the right to receive one Aralez Common Share.

The Aralez Common Shares issued to stockholders of Pozen in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Aralez’s registration statement on Form S-4 (File No. 333-208523) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) which was declared effective on December 28, 2015. The definitive proxy statement/prospectus of Aralez and Pozen, dated December 28, 2015 that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Merger Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Pozen in the Transactions.

Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Aralez is the successor issuer to Pozen. The Aralez Common Shares are deemed to be registered under Section 12(b) of the Exchange Act, and Aralez is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Aralez Common Shares were approved for listing on The NASDAQ Global Market (“NASDAQ”), and will begin trading under the symbol “ARLZ” on or about February 8, 2016, and are conditionally approved for listing on the Toronto Stock Exchange (“TSX”) under the symbol “ARZ” and will begin trading on or about February 10, 2016.

Prior to the Transactions, Pozen Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ, and Tribute Common Shares were listed on TSXV. Pozen has requested that NASDAQ file with the SEC a Form 25 to terminate Pozen’s reporting obligations under Section 12(b) of the Exchange Act for the Pozen Common Stock.  Pozen will then file a Form 15 with the SEC to terminate its reporting obligations under Section 12(g) of the Exchange Act for the Pozen Common Stock and to suspend its reporting obligations under Section 15(d) of the Exchange Act for the Pozen Common Stock.  Tribute will file a Form 15 with the SEC to terminate its reporting obligations under Section 12(g) of the Exchange Act for the Tribute Common Shares and to suspend its reporting obligations under Section 15(d) of the Exchange Act for the Tribute Common Shares.

The foregoing description of the Merger Agreement and the Transactions do not purport to be complete and are qualified in their entirety by reference to the full text of the following, each incorporated herein by reference: the Original Merger Agreement filed as Exhibit 2.1 to Pozen’s current report filed on Form 8-K dated as of June 11, 2015, and Amendment No. 1 to the Original Merger Agreement and Amendment No. 2 to the Original Merger Agreement, filed as Exhibits 2.1 and 2.2, respectively, to Pozen’s current report filed on Form 8-K dated as of December 8, 2015.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Prior to the Transactions, Pozen Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ under the symbol “POZN.” As a result of the Transactions, each share of Pozen common stock was cancelled and automatically converted into the right to receive one Aralez Common Share. Pozen has requested that NASDAQ file a Form 25 to withdraw Pozen’s common shares from listing and terminate Pozen’s reporting obligations under Section 12(b) of the Exchange Act for Pozen Common Stock. Pozen Common Stock will be suspended from trading on the NASDAQ as of close of business on February 5, 2016. Pozen intends to file a Form 15 with the SEC to terminate its reporting obligations under Section 12(g) of the Exchange Act for Pozen Common Stock and suspend its reporting obligations under Section 15(d) of the Exchange Act for Pozen Common Stock. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Securityholders

In connection with the Transactions, on February 5, 2014, each share of Pozen common stock was cancelled and automatically converted into the right to receive one Aralez Common Share. The rights of holders of Aralez Common Shares are governed by the Business Corporations Act (British Columbia) (the “BCBCA”) and by Aralez’s Amended and Restated Articles, included as exhibit 3.2 to the Registration Statement and incorporated herein by reference.  The description of the Aralez Common Shares and the rights of shareholders under the BCBCA are contained under the caption “Comparison of the Rights of Parent Shareholders and Pozen Stockholders” in the Registration Statement, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 5, 2016, in connection with the consummation of the Transactions, Pozen amended and restated its Certificate of Incorporation.  The Second Amended and Restated Certificate of Incorporation of Pozen is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)     Exhibits.

2.1

Agreement and Plan of Merger and Arrangement, dated as of June 8, 2015, by and among Tribute Pharmaceuticals Canada Inc., Aguono Limited, Trafwell Limited, ARLZ US Acquisition Corp., ARLZ CA Acquisition Corp. and POZEN Inc. (incorporated by reference Exhibit 2.1 to POZEN Inc.’s Current Report on Form 8-K filed June 11, 2015).

2.2

Amendment No. 1 to the Agreement and Plan of Merger and Arrangement, dated as of August 19, 2015, by and among Tribute Pharmaceuticals Canada Inc., Aralez Pharmaceuticals Limited, Trafwell Limited, ARLZ US Acquisition Corp., ARLZ CA Acquisition Corp., ARLZ US Acquisition II Corp. and POZEN Inc. (incorporated by reference Exhibit 2.1 to POZEN Inc.’s Current Report on Form 8-K filed December 8, 2015).

2.3

Amendment No. 2 to the Agreement and Plan of Merger and Arrangement, dated as of December 7, 2015, by and among Tribute Pharmaceuticals Canada Inc., Aralez Pharmaceuticals plc, Aralez Pharmaceuticals Inc., Aralez Pharmaceuticals Holdings Limited, ARLZ US Acquisition II Corp., ARLZ CA Acquisition Corp. and POZEN Inc. (incorporated by reference to Exhibit 2.2 to POZEN Inc.’s Current Report on Form 8-K filed December 8, 2015).

3.1	Second Amended and Restated Certificate of Incorporation of POZEN Inc.
99.1	Press Release issued by POZEN Inc. on February 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2016	POZEN INC.

	By:	/s/ Scott Charles
Scott Charles
Chief Financial Officer